UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): March 1, 2006

                                 Nestor Partners
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             (Exact name of registrant as specified in its charter)

 New Jersey                         000-50725                    22-2149317
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(State or other jurisdiction      (IRS Employer                 (Commission
      of incorporation)            File Number)              Identification No.)

  c/o Millburn Ridgefield Corporation
 411 West Putnam Avenue, Greenwich, CT                        06830
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 203-625-7554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 1, 2006 and March 1, 2006, Registrant sold equity securities in Registrant ("Interests" or "Limited Partnership Interests") to existing and new limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate consideration for Interests sold on February 1, 2006 and March 1, 2006 was $1,015,389 and $1,146,410, respectively, in cash. The Limited Partnership Interests were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising. In connection with the sales of the Interests described above, there were no underwriting discounts or commissions.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Millburn Ridgefield Corporation,
                                          General Partner of Nestor Partners
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                                                     (Registrant)

Date: March 3, 2006
                                          By: /s/ Gregg Buckbinder
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                                          Gregg Buckbinder
                                          Chief Financial and
                                            Operating Officer